                                                                    EXHIBIT 23.2



                       CONSENT OF INDEPENDENT ACCOUNTANTS



We consent to the inclusion in this amendment no. 1 to registration statement on Form S-1 of our report dated January 5, 2001, on our audits of the consolidated financial statements of Post Bancorp, Inc. and Subsidiary for the years ended December 31, 2000 and 1999. We also consent to the reference to our firm under the caption "Experts."


/s/ Richey, May & Co.


Greenwood Village, Colorado
July 23, 2001